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                                                                   Exhibit 10.35
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                   AMENDMENT NO. 8 TO BUSINESS LOAN AGREEMENT

                  This Amendment No. 8 (the "Amendment") dated as of April 30, 1999, is between Bank of America, N.A. (the "Bank") and Dura Pharmaceuticals, Inc. (the "Borrower").

                                    RECITALS

          A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 14, 1997, as previously amended (the "Agreement").

          B. The Bank and the Borrower desire to further amend the Agreement.

                                    AGREEMENT

         1 DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
         2 AMENDMENTS. The Agreement is hereby amended as follows:

                  2.1 In Paragraph 1.2 of the Agreement, the date "AUGUST 1, 1999" is substituted for the date "MAY 1 ,1999".

                  2.1 In Paragraph 6.24 of the Agreement, the date "AUGUST 1, 1999" is substituted for the date "MAY 1, 1999".

         3 REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

         4 CONDITIONS. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

                  4.1 A Fifteen Thousand Dollar ($15,000) amendment fee due upon execution of this Amendment.

         5 EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.

         BANK OF AMERICA
         NATIONAL TRUST AND SAVINGS ASSOCIATION

         /s/ Susan J. Pepping
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         By: Susan J. Pepping, Vice President

                                               DURA PHARMACEUTICALS, INC.

                                               /s/  Erle T. Mast
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                                               By: Erle T. Mast
                                               Vice President, Finance

                                               /s/ Mitchell R. Woodbury
-------------------------------                ---------------------------------
                                               By: Mitchell R. Woodbury
                                               Senior Vice President and General
                                               Counsel

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